                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                 August 10, 2001
                Date of report (Date of earliest event reported)



                       UNITED SHIPPING & TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)

           Utah                    000-28452                87-0355929

     (State or Other         (Commission File Number)       (IRS Employer
       Jurisdiction                                        Identification No.)
    Of Incorporation)


         9850 51st Avenue North, Suite 110, Minneapolis, Minnesota 55442
                    (Address of Principal Executive Offices)


                                 (952) 941-4080
              (Registrant's telephone number, including area code)

ITEM 5.  Other Events.

     On August 10, 2001, United Shipping & Technology, Inc. issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference relating to an improvement to its balance sheet by $50 million by way of the completion of a convertible preferred stock private placement financing in excess of $7 million and the closing of a previously announced settlement with Corporate Express, Inc., which eliminates approximately $43 million of balance sheet liabilities.

ITEM 7.  Financial Statements and Exhibits.

     (c)  Exhibits.


          Exhibit No.     Description
          -----------     -----------
              99.1        Press release dated August 10, 2001 relating to an
                          improvement of $50 million to the balance sheet of United Shipping & Technology, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Date:  August 14, 2001                 By: /s/ Wesley C. Fredenburg
                                           -------------------------------------
                                       Name:  Wesley C. Fredenburg
                                       Title: Secretary and General Counsel

                                INDEX TO EXHIBITS

Exhibit No.    Description
-----------    -----------

  99.1 Press release dated August 10, 2001 relating to an improvement of $50 million to the balance sheet of United Shipping & Technology, Inc.